Commitments And Contingent Liabilities (Future Minimum Lease Commitments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
2014	$ 27,181
2015	21,010
2016	17,113
2017	14,096
2018	13,264
2019 and thereafter	87,842	[1]
Future minimum lease commitments, total	$ 180,506

[1]	During 2012 the Company entered into lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2015. The expected lease fee will be approximately $3,000 per annum.